Commitment and Contingencies	12 Months Ended
Dec. 31, 2015
Commitment and Contingencies [Abstract]
Commitment and Contingencies:
15. Commitment and contingencies:

15.1 Legal proceedings

Various claims, suits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the shipping and drilling business.

The Company has obtained hull and machinery insurance for the assessed market value of the Company's fleet and protection and indemnity insurance. However, such insurance coverage may not provide sufficient funds to protect the Company from all liabilities that could result from its operations in all situations. Risks against which the Company may not be fully insured or insurable include environmental liabilities, which may result from a blow-out or similar accident, or liabilities resulting from reservoir damage alleged to have been caused by the negligence of the Company.

The Company's loss of hire insurance coverage does not protect against loss of income from day one. It covers approximately one year for the loss of time but will be effective after 45 days' off-hire. During 2014, the Ocean Rig Corcovado incurred off-hire due to a failure in one of its engines which was a covered event under the loss of hire policy and, as a result, an amount of $20.2 million for the above covered event was recognized as revenue during the year ended December 31, 2014, and was reimbursed during the same period. During 2014, the Ocean Rig Mylos incurred off-hire due to damage to the blow-out-preventer stack during testing, which was a covered event under the loss of hire policy that resulted in $39.6 million being recognized as revenue during the year ended December 31, 2014, from which an amount of $39.1 million was reimbursed during the year.

As part of the normal course of operations, the Company's customers may disagree on amounts due to the Company under the provision of the contracts which are normally settled through negotiations with the customer. Disputed amounts are normally reflected in revenues at such time as the Company reaches agreement with the customer on the amounts due.

On May 10, 2013, Drillship Hydra Owners Inc., being the owning company of the drilling unit, the Ocean Rig Corcovado, filed a claim against Capricorn Greenland Exploration 1 Limited and Cairn Energy Plc with the High Court in London in connection with the loss of daily earnings and cost of repair for the Blow Out Preventer of the Ocean Rig Corcovado in June and July 2011. In July 2013, Ocean Rig reached an out-of-court commercial agreement with Capricorn Greenland Exploration 1 Limited and Cairn Energy Plc to receive a compensation amounting to $5.0 million and a Settlement Agreement and Release dated September 12, 2013, was entered and the relevant claim filed in the High Court in London, U.K. was dropped. In this respect, Ocean Rig, having previously recognized a receivable of $11.0 million, recorded a charge of $6.0 million during the year ended December 31, 2013, which is included under "Legal settlements and other, net" in the consolidated statement of operations.

15.2 Contractual charter revenue

Future minimum contractual charter revenue, based on vessels committed to non-cancelable, long-term time contracts as of December 31, 2015, will be $53,826 during 2016 and $17,520 during 2017. These amounts do not include any assumed off-hire. Under the June 25, 2015, agreement discussed below, the Company amended 11 charter agreements with significantly lower charter rates.

Under seven of the Company's charter agreements, the charterer has the option to (i) acquire the vessels at fair market value as determined by two independent brokers, at the date that the options were exercised, less $5,000 per vessel or, (ii) to require a cash payout of $5,000 per charter agreement in which case the charter agreement would automatically be terminated on the date of completion of the current voyage. These options were exercisable beginning late March 2015 and throughout the term of the charter agreements which expire through 2020. On June 25, 2015, the Company concluded an agreement with the charterer under which, the charterer agreed to forgo the exercise of the purchase option under the seven charter agreements in exchange for a reduction of $35,000 in overdue receivables, $5,000 cash payment to the Company and write off the remaining $16,471 in overdue receivables as of May 31, 2015, against "Voyage revenues". Out of the $35,000, the $6,759 had been amortized, while the remaining $28,241 were written off as "Loss on contract cancellation". As part of the transaction, new time charters were agreed for a period of over four years.